     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 1, 2001

                                                 REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                                  EXULT, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                    DELAWARE                                        33-0831076
        (STATE OR OTHER JURISDICTION OF                          (I.R.S. EMPLOYER
         INCORPORATION OR ORGANIZATION)                        IDENTIFICATION NO.)

                            4 PARK PLAZA, SUITE 1000
                                IRVINE, CA 92614
                                 (949) 250-8002
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                             BRIAN W. COPPLE, ESQ.
                                GENERAL COUNSEL
                                  EXULT, INC.
                            4 PARK PLAZA, SUITE 1000
                                IRVINE, CA 92614
                                 (949) 250-8002
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                   COPIES TO:

                THOMAS D. MAGILL                                PATRICK T. SEAVER
          GIBSON, DUNN & CRUTCHER LLP                            LATHAM & WATKINS
                  4 PARK PLAZA                          650 TOWN CENTER DRIVE, SUITE 2000
                IRVINE, CA 92614                               COSTA MESA, CA 92626
                 (949) 451-3800                                   (714) 540-1235

            APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC:

As soon as practicable after the effective date of this Registration Statement.

    If any of the securities being registered on this form are to be offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-64116

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] __________

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                            ------------------------

                        CALCULATION OF REGISTRATION FEE

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                                                                        PROPOSED MAXIMUM
            TITLE OF SECURITIES                   AMOUNT TO BE         OFFERING PRICE PER          AMOUNT OF
             TO BE REGISTERED                      REGISTERED               SHARE(1)            REGISTRATION FEE
-------------------------------------------------------------------------------------------------------------------
Common Stock, par value $0.0001 per
  share....................................        2,300,000                 $13.38                  $7,694
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rules 457(c) under the Securities Act of 1933, as amended, based on the average of the high and low sales prices of the Registrant's common stock, as reported on the Nasdaq National Market System on July 31, 2001.

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

                                EXPLANATORY NOTE

       This Registration Statement is being filed by Exult, Inc. (the "Company") pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and includes the Registration Statement facing page, this page, the signature page, an exhibit index, an opinion of counsel regarding the legality of common stock being offered hereby and a related consent, and an accountants' consent. The Company hereby incorporates by reference into this Registration Statement on Form S-3 in its entirety the Registration Statement on Form S-3 (File No. 333-64116), as amended (including the exhibits thereto), declared effective on July 31, 2001 by the Securities and Exchange Commission.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, as amended, I certify that I have reasonable grounds to believe that Exult, Inc. meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Irvine, California, on August 1, 2001.

                                       EXULT, INC.

                                       By:       /s/ MICHAEL F. HENN
                                         ---------------------------------------
                                                  Michael F. Henn
                                                 Chief Financial Officer

                               POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James C. Madden, V and Michael F. Henn, his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to this Registration Statement, including post-effective amendments, and any registration statement related thereto filed pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, each acting alone, or their substitute or substitutes, may lawfully do or cause to be done.

       Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                NAME AND SIGNATURE                                    TITLE                        DATE
                ------------------                                    -----                        ----
              /s/ JAMES C. MADDEN, V                      Chairman, President and Chief       August 1, 2001
---------------------------------------------------             Executive Officer
                James C. Madden, V                        (Principal Executive Officer)

                /s/ MICHAEL F. HENN                          Chief Financial Officer          August 1, 2001
---------------------------------------------------         (Principal Financial and
                  Michael F. Henn                              Accounting Officer)

               /s/ J. MICHAEL CLINE                                 Director                  August 1, 2001
---------------------------------------------------
                 J. Michael Cline

               /s/ STEVEN A. DENNING                                Director                  August 1, 2001
---------------------------------------------------
                 Steven A. Denning

                /s/ MARK F. DZIALGA                                 Director                  August 1, 2001
---------------------------------------------------
                  Mark F. Dzialga
                                                                    Director
---------------------------------------------------
                 Michael A. Miles

                /s/ THOMAS J. NEFF                                  Director                  August 1, 2001
---------------------------------------------------
                  Thomas J. Neff

                /s/ JOHN R. OLTMAN                                  Director                  August 1, 2001
---------------------------------------------------
                  John R. Oltman
                                                                    Director
---------------------------------------------------
                 A. Michael Spence
                                                                    Director
---------------------------------------------------
                  Josh S. Weston

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                        EXHIBIT DESCRIPTION
-------                       -------------------

   5.1    Opinion of Gibson, Dunn & Crutcher LLP as to legality of the securities registered hereby
  23.1    Consent of Arthur Andersen LLP, independent auditors
  23.2    Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit
          5.1)
  24      Power of Attorney (contained on signature page of this
          document)